                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04656
                  ---------------------------------------------

                               ELLSWORTH FUND LTD.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                               ELLSWORTH FUND LTD.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

                              ELLSWORTH FUND LTD.


                         [ELLSWORTH LOGO APPEARS HERE]


                            2007 Semi-Annual Report
                                 March 31, 2007

                            2007 Semi-Annual Report
                                 March 31, 2007

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation ~ which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.


                                   Highlights


Performance through March 31, 2007 with dividends reinvested

                                           Calendar            Annualized      10 Year
                                             YTD    1 Year  5 Years 10 Years  Volatility
                                           ------   ------  ------- --------  ----------
Ellsworth market price ...................   2.50%   13.52%    5.86%    8.98%     15.03%
Ellsworth net asset value ................   2.19     9.14     6.49     7.57      13.13
Merrill Lynch All Convertibles Index .....   2.50     9.82     8.48     8.77      19.04
S&P 500 Index ............................   0.64    11.83     6.25     8.20      22.44
Lehman Aggregate Bond Total Return Index .   1.50     6.59     5.35     6.46       4.27

The above data is from Bloomberg L.P. pricing service, with the exception of the Lehman Aggregate Bond Total Return Index which is from Lipper, Inc. Closed-End Fund Performance Analysis, dated March 31, 2007.

Ellsworth's performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss. Performance data represent past results and do not reflect future performance.

--------------------------------------------------------------------------------

Quarterly History of NAV and Market Price


                   Net Asset Values     Market Prices (AMEX, symbol ECF)
Qtr. Ended    High       Low     Close      High     Low       Close
----------   -----      -----   ------     -----    -----      -----
Jun. 06      $9.64      $9.06    $9.29     $8.17    $7.76      $7.95
Sep. 06       9.63       9.13     9.60      8.21     7.62       8.20
Dec. 06       9.72       9.29     9.60      8.46     8.06       8.45
Mar. 07       9.89       9.53     9.73      8.68     8.39       8.58

--------------------------------------------------------------------------------
Dividend Distributions (12 Months)

Record        Payment                       Capital
 Date          Date          Income          Gains            Total
-------       -------      ----------      ----------      ----------
5/16/06       5/30/06      $    0.070              --      $    0.070
8/16/06       8/30/06           0.070              --           0.070
10/27/06      11/22/06          0.130      $    0.265           0.395
2/13/07       2/27/07           0.080              --           0.080
                           ----------      ----------      ----------
                           $    0.350      $    0.265      $    0.615
                           ==========      ==========      ==========

--------------------------------------------------------------------------------
To Our Shareholders
--------------------------------------------------------------------------------

May 14, 2007

The U.S. domestic convertible securities market has been expanding in 2007. Citigroup has measured this market at $321 billion on April 30, 2007, up from $297 billion in December 2006 (this does not include the structured securities discussed in last quarter's letter to shareholders). The overall convertible market continues to provide attractive investment opportunities. While the average yield has dropped from 3.2% in December 2006 to 3.1% in April 2007, the average premium-to-conversion value has fallen from 27.5% to 25% during that period. The reduced yield and premium appear to have come about from higher underlying stock prices.

An important measure of the convertible market is known as "delta." This is an indicator of how "equity sensitive" convertibles are. For example, a delta of 50 would imply that if the common stock underlying the convertible security were to move 10%, the convertible would move by half of that or 5%. During the late 1990's delta ranged from 57.1 to 75.9, indicating that most convertibles moved substantially in-line with their underlying common stocks. In 2002, the weighted average delta of the Citigroup Convertible Index fell to 36.1 indicating that many convertibles were not moving substantially with their underlying common stocks. Historically convertibles have been used as equity alternatives more than they have been used as fixed income alternatives; at
36.1 the Citigroup Convertible Index was far more interest rate sensitive than equity sensitive. This can have an impact on performance. Since 2002, delta has moved back up to 65, a more traditional level that is consistent with the theme of using convertibles as an equity alternative.

During this fiscal year, the performance of the Fund has been enhanced by its exposure to the chemical, insurance and telecommunications industries. Among the better performing issues in the portfolio were LSB Industries, Inc. (multi-industry), Celanese Corp. (chemical industry) and Equinix, Inc. (telecommunications). Performance was held back by exposure to the semiconductor, finance and computer software industries.

For the quarter, one-year and ten-year periods ended March 31, 2007, Ellsworth's market return outperformed the Merrill Lynch All Convertibles Index while underperforming for the five-year period. The Fund's net asset value (NAV) underperformed for those quarter, one-year, five-year and ten-year periods. However, when adjusted for fund expenses (the index includes no expenses) and the fiscal 2004 rights offering, the Fund's NAV outperformed over the one-year and ten-year periods, underperformed for the five-year period, and performed in-line for the quarter. For that ten-year period, the Fund's volatility as measured by the standard deviation was lower than that of the Merrill Lynch All Convertibles Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. This measure of historic results may not reflect future performance but we believe that it is informative.


                                                 continued on the following page

--------------------------------------------------------------------------------
To Our Shareholders (continued)
--------------------------------------------------------------------------------

The results of the 2007 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its April meeting, the Board of Trustees declared a dividend of $0.08 per share. The dividend consists of undistributed net investment income and will be payable on May 30, 2007 to shareholders of record on May 16, 2007.


/s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock
--------------------------------------------------------------------------------
Six months ended March 31, 2007


ADDITIONS                                          REDUCTIONS

Agere Systems Inc.                                 American Medical Systems Holdings, Inc.

Archer-Daniels-Midland Co.                         AT&T Inc.
(exchangeable from Merrill Lynch & Co., Inc.)

Bristol-Myers Squibb Co.                           Cephalon, Inc.

Covanta Holding Corp.                              Chesapeake Energy Corp.

Cypress Semicondcutor Corp.                        EchoStar Communication Corp.

EMC Corp.                                          International Rectifier Corp.

Fairchild Semiconductor Corp.                      Schering-Plough Corp.

Mylan Laboratories Inc.                            SEMCO Energy, Inc.

NVIDIA Corp.                                       The St. Paul Travelers Companies Inc.
(exchangeable from IXIS Financial Products Inc.)

Prudential Financial, Inc.                         Sybase, Inc.

The Stanley Works                                  Tekelec, Inc.

Vornado Realty Trust                               Texas Industries Inc.
                                                   (exchangeable from TXI Capital Trust I)

Wyeth                                              Vishay Intertechnology, Inc.


--------------------------------------------------------------------------------
Largest Investment Holdings by underlying common stock
--------------------------------------------------------------------------------

                                                                Value          % Total
                                                               (Note 1)       Net Assets
                                                             -----------     -----------
The Walt Disney Company . . . . . . . . . . . . . .  . . .   $ 3,641,250         3.0%
  Disney is an entertainment company with
  operations that include media networks,
  studio entertainment, theme parks and
  resorts, consumer products and Internet
  and direct marketing.

Celanese Corp. . . . . . . . . . . . . . . . . . . .. . ..     3,292,000         2.7
  Celanese is a global industrial chemicals
  company that processes raw materials and
  natural products into chemicals and
  chemical-based products.

Nuveen Investments, Inc. . . . . . . . . . . . . . .. . ..     3,126,522         2.5
  Nuveen's principal activities are asset
  management and related research, and the
  development, marketing and distribution
  of investment products and services. The
  company provides its services through
  financial advisors who serve the affluent
  and high net worth market segments.
  (exchangeable from Merrill Lynch & Co., Inc.
  and Morgan Stanley, Inc.)

Prudential Financial, Inc. . . . . . . . . . . . . .. . ..     3,006,300         2.4
  Prudential provides financial services
  throughout the United States and several
  locations worldwide. The company offers a
  variety of products and services including
  life insurance, mutual funds, annuities,
  asset management and real estate brokerage.

Equinix, Inc. . . . . . . . . . . . . . . . . . . .  . . .     2,838,200         2.3
  Equinix provides core Internet exchange
  services to networks, Internet infrastructure
  companies, enterprises and content providers.
  (convertible from Equinix, Inc. and exchangeable
  from Credit Suisse First Boston (USA), Inc.)

MetLife, Inc. . . . . . . . . . . . . . . . . . . .  . . .     2,560,000         2.1
  MetLife provides insurance and financial
  services to a range of individual and
  institutional customers.

Bristol-Myers Squibb Co. . . . . . . . . . . . . . .. . ..     2,531,250         2.1
  Bristol-Myers is a diversified worldwide
  health and personal care company that
  manufacture medicines and other products.
  The company's products include therapies
  for various diseases and disorders, consumer
  medicines, wound management, infant formulas,
  and nutritional supplements.

U.S. Bancorp. . . . . . . . . . . . . . . . . . . .  . . .     2,516,900         2.0
  U.S. Bancorp is a diversified financial
  services company that provides lending and
  depository services, cash management,
  foreign exchange, trust and investment
  management services.

Teva Pharmaceutical Industries Ltd. . . . . . . . .  . . .     2,461,250         2.0
  Teva develops, manufactures and markets
  generic and branded human pharmaceuticals
  and active pharmaceutical ingredients.
  (exchangeable from Ivax Corp. and Teva
  Pharmaceutical Finance Co. B.V.)

Alleghany Corp. . . . . . . . . . . . . . . . . . .  . . .     2,460,500         2.0
  Alleghany provides property and casualty                   -----------     -----------
  reinsurance and insurance and financial
  services. The company also operates an
  industrial minerals business, and a steel
  and fastener importing and distribution business.

Total . . . . . . . . . . . . . . . . . . . . . . .  . . .   $28,434,172        23.1%
                                                             ===========     ===========

--------------------------------------------------------------------------------
Major Industry Exposure
--------------------------------------------------------------------------------

                         -----------------
Aerospace and Defense                     5.1%
                         -----------------

                         ----------------------
Banking/Savings and Loan                       6.9%
                         ----------------------

                         -----------
Chemicals                           4.1%
                         -----------

                         -------------------
Computer Hardware                           5.6%
                         -------------------

                         -----------------------------
Energy                                                7.8%
                         -----------------------------

                         ----------------------------------------
Insurance                                                        10.8%
                         ----------------------------------------

                         -------------------
Multi-Industry                              5.6%
                         -------------------

                         -------------------------------------------------
Pharmaceuticals                                                           12.2%
                         -------------------------------------------------

                         -------------------------------------
Semiconductors                                                10.7%
                         -------------------------------------

                         --------------
Telecommunications                     4.8%
                         --------------

--------------------------------------------------------------------------------
Diversification of Assets
--------------------------------------------------------------------------------

                                                         % Total Net Assets
                                                   ----------------------------
                                                       Six Months     Year
                                                         Ended        Ended
                                         Value          March 31,  September 30,
                                        (Note 1)         2007         2006
                                       ------------   ----------  -------------
Aerospace and Defense . . . . . . . .  $  6,253,960       5.1%          5.4%
Agriculture . . . . . . . . . . . . .     2,012,300       1.6            --
Banking/Savings and Loan . . . . . ..     8,472,658       6.9           5.6
Chemicals . . . . . . . . . . . . . .     4,987,200       4.0           3.2
Computer Hardware . . . . . . . . . .     6,880,000       5.6           3.6
Computer Software . . . . . . . . . .     2,594,500       2.1           3.2
Consumer Goods . . . . . . . . . . ..     3,203,566       2.6           1.5
Energy . . . . . . . . . . . . . . ..     9,658,813       7.8           9.3
Entertainment . . . . . . . . . . . .     3,641,250       3.0           5.2
Finance . . . . . . . . . . . . . . .     3,126,522       2.5           3.7
Financial Services . . . . . . . . ..     3,991,700       3.2           2.8
Foods . . . . . . . . . . . . . . . .     1,096,800       0.9           1.8
Health Care . . . . . . . . . . . . .     3,813,750       3.1           3.9
Insurance . . . . . . . . . . . . . .    13,286,500      10.8          10.0
Mining . . . . . . . . . . . . . . ..     1,333,500       1.1            --
Multi-Industry . . . . . . . . . . ..     6,847,192       5.6           6.1
Pharmaceuticals . . . . . . . . . . .    14,988,326      12.1          10.5
Real Estate . . . . . . . . . . . . .     2,935,250       2.4           0.6
Retail . . . . . . . . . . . . . . ..       997,500       0.8           1.1
Semiconductors . . . . . . . . . . ..    13,176,049      10.7           8.8
Telecommunications . . . . . . . . ..     5,892,263       4.8           4.7
Utilities . . . . . . . . . . . . . .     1,353,750       1.1           1.5
Other . . . . . . . . . . . . . . . .            --        --           5.4
                                       ------------   ----------  -------------
  Total Investments . . . . . . . . .   120,543,349      97.8          97.9
Other Assets, Net of Liabilities . ..     2,644,114       2.2           2.1
                                       ------------   ----------  -------------
  Total Net Assets . . . . . . . . ..  $123,187,463     100.0%        100.0%
                                       ============   ==========  =============

--------------------------------------------------------------------------------
Portfolio of Investments March 31, 2007 (unaudited)
--------------------------------------------------------------------------------

Principal                                                                          Value
 Amount                                                                           (Note 1)
----------                                                                      ------------
            CONVERTIBLE BONDS AND NOTES -- 62.0%

            Aerospace and Defense -- 4.5%
$1,500,000  AAR Corp. 1.75%, due 2026 cv. sr. notes (BB)........................$  1,698,750
 1,000,000  Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)....   1,086,250
 1,000,000  Ceradyne, Inc. 2.875%, due 2035 sr. sub. cv. notes (NR) (1).........   1,160,000
 1,500,000  DRS Technologies, Inc. 2%, due 2026 cv. sr. notes (B1)
            (Acquired 01/30/06; Cost $1,596,304) (1,2)..........................   1,586,250
                                                                                ------------
                                                                                   5,531,250
                                                                                ------------
            Agriculture -- 1.6%
 2,000,000  Merrill Lynch & Co., Inc. 1.5%, due 2012 cv.
            securities (Aa3) (exchangeable into Archer-
            Daniels-Midland Co. common stock)
            (Acquired 02/23/07; Cost $2,000,000) (2)...........................    2,012,300
                                                                                ------------
            Banking/Savings and Loan -- 2.9%
 1,000,000  PrivateBancorp, Inc. 3.625%, due 2027 cv. sr. notes (NR)
            (Acquired 03/09/07; Cost $1,000,000) (2)...........................    1,026,250
 1,500,000  U.S. Bancorp floating rate, due 2035 cv. sr. deb. (Aa2)............    1,522,500
 1,000,000  U.S. Bancorp floating rate, due 2037 cv. sr. deb. (Aa2)
            (Acquired 02/01/07; Cost $988,750) (2).............................      994,400
                                                                                ------------
                                                                                   3,543,150
                                                                                ------------
            Computer Hardware -- 5.6%
 1,000,000  C&D Technologies, Inc. 5.25%, due 2025 cv. sr. notes (NR)..........      946,250
 2,000,000  Credit Suisse, New York Branch 13.62%, due 2007
            equity-linked notes (Aa3)
            (exchangeable for Corning Inc. common stock).......................    2,130,000
 1,000,000  EMC Corp. 1.75%, due 2011 cv. sr. notes (BBB+).....................    1,078,750
 1,000,000  EMC Corp. 1.75%, due 2013 cv. sr. notes (BBB+).....................    1,078,750
   500,000  Komag, Inc. 2.125%, due 2014 cv. sr. sub. notes (NR)
            (Acquired 03/23/07; Cost $500,000) (2).............................      516,875
 1,000,000  Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)..    1,129,375
                                                                                ------------
                                                                                   6,880,000
                                                                                ------------
            Computer Software -- 2.1%
 1,500,000  Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (A1)
            (performance linked to Microsoft Corp. common stock) (1)...........    1,519,500
 1,000,000  Symantec Corp. 1%, due 2013 cv. sr. notes (NR).....................    1,075,000
                                                                                ------------
                                                                                   2,594,500
                                                                                ------------
            Consumer Goods -- 1.4%
 1,000,000  Church & Dwight Co., Inc. 5.25%, due 2033 cv. sr. deb. (Ba1).......    1,682,500
                                                                                ------------
            Energy -- 5.6%
 1,000,000  Cameron International Corp. 2.50%, due 2026 cv. sr. notes (Baa1)...    1,156,250
 1,500,000  Covanta Holding Corp. 1%, due 2027 sr. cv. deb. (B1) (1)...........    1,481,250
 1,500,000  Nabors Industries, Inc. 0.94%, due 2011 sr. exchangeable notes (A-)
            (exchangeable for Nabors Industries Ltd. common stock).............    1,430,625
 1,225,000  Oil States International, Inc. 2.375%, due 2025
            contingent cv. sr. notes (NR)......................................    1,522,063
 1,250,000  Rentech, Inc. 4%, due 2013 cv. sr. notes (NR)......................    1,294,525
                                                                                ------------
                                                                                   6,884,713
                                                                                ------------
            Entertainment -- 3.0%
 3,000,000  The Walt Disney Company 2.125%, due 2023 cv. sr. notes (A3)........    3,641,250
                                                                                ------------
            Financial Services -- 1.6%
 2,000,000  Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1)..........    2,027,500
                                                                                ------------

                                                                          Page 5

--------------------------------------------------------------------------------
Portfolio of Investments March 31, 2007 (continued)
--------------------------------------------------------------------------------

Principal                                                                          Value
 Amount                                                                           (Note 1)
----------                                                                      ------------
            CONVERTIBLE BONDS AND NOTES -- continued

            Health Care -- 3.1%
$1,000,000  China Medical Technologies, Inc. 3.5%, due 2011
            cv. sr. sub. notes (NR)............................................ $  1,020,000
 1,500,000  Manor Care, Inc. 2.125%, due 2035 cv. sr. notes (Baa3).............    1,912,500
 1,000,000  Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B2) (1) ..............      881,250
                                                                                ------------
                                                                                   3,813,750
                                                                                ------------
            Insurance -- 2.4%
 3,000,000  Prudential Financial, Inc. floating rate,
            due 2036 cv. sr. notes (A3) (Acquired 12/08/06 - 01/25/07;
            Cost $2,980,292) (2)...............................................    3,006,300
                                                                                ------------
            Multi-Industry -- 3.7%
 2,000,000  Citigroup Funding, Inc. 1%, due 2010 medium-term notes (Aa1)
            (exchangeable for the cash value of a basket of
             technology stocks)(1).............................................    1,903,600
 1,000,000  Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR)
            (Acquired 03/23/07; Cost $1,000,000) (2) ..........................    1,150,000
 1,125,000  FTI Consulting, Inc. 3.75%, due 2012 cv. sr. sub. notes (B1) ......    1,461,092
                                                                                ------------
                                                                                   4,514,692
                                                                                ------------
            Pharmaceuticals -- 9.9%
 1,250,000  Amgen Inc. 0.125%, due 2011 cv. sr. notes (A2) ....................    1,144,188
   500,000  Amgen Inc. 0.375%, due 2013 cv. sr. notes (A2) ....................      449,900
 2,500,000  Bristol-Myers Squibb Co. floating rate, due 2023 cv. sr. deb. (A2)     2,531,250
 1,000,000  Ivax Corp. 4.5%, due 2008 cv. sr. sub. notes (NR)
            (exchangeable for Teva Pharmaceutical Industries Ltd. ADR and cash)    1,012,500
   500,000  MedImmune, Inc. 1.375%, due 2011 cv. sr. notes (BBB)...............      616,250
   500,000  MedImmune, Inc. 1.625%, due 2013 cv. sr. notes (BBB)...............      628,125
 1,625,000  Mylan Laboratories Inc. 1.25%, due 2012 sr. cv. notes (BBB-).......    1,746,875
 2,000,000  Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026
            cv. sr. deb. (Baa2)
            (exchangeable for Teva Pharmaceutical Industries Ltd. ADR).........    1,955,000
 2,000,000  Wyeth floating rate, due 2024 cv. sr. deb. (A3)....................    2,142,400
                                                                                ------------
                                                                                  12,226,488
                                                                                ------------
            Real Estate -- 2.4%
   500,000  ProLogis 2.25%, due 2037 cv. sr. notes (BBB+)
            (Acquired 03/20/07; Cost $491,250) (2).............................      493,375
 1,000,000  United Dominion Realty Trust, Inc. 3.625%,
            due 2011 cv. sr. notes (NR)........................................    1,000,000
 1,500,000  Vornado Realty Trust 2.85%, due 2027 cv. sr. deb. (BBB) ...........    1,441,875
                                                                                ------------
                                                                                   2,935,250
                                                                                ------------
            Retail -- 0.8%
 1,000,000  Amazon.com, Inc. 4.75%, due 2009 cv. sub. notes (Ba3) .............      997,500
                                                                                ------------
            Semiconductors -- 7.7%
 2,000,000  Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (B1) .............    2,057,500
 1,000,000  Conexant Systems, Inc. 4%, due 2026 cv. sub. notes (NR) ...........      876,250
 1,250,000  Cypress Semiconductor Corp. 1%, due 2009
            cv. sr. unsecured notes (B-) (Acquired 03/07/07 - 03/08/07;
            Cost $1,267,188) (2) ..............................................    1,267,188
 2,000,000  Fairchild Semiconductor Corp. 5%, due 2008 cv. sr. sub. notes (B)
            (exchangeable into Fairchild Semiconductor International, Inc.
             common stock).....................................................    1,987,500
 2,000,000  Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1).............    1,740,000
 1,500,000  LSI Logic Corp. 4%, due 2010 cv. sub. notes (B)....................    1,614,375
                                                                                ------------
                                                                                   9,542,813
                                                                                ------------

Page 6

--------------------------------------------------------------------------------
Portfolio of Investments March 31, 2007 (continued)
--------------------------------------------------------------------------------

Principal                                                                          Value
 Amount                                                                           (Note 1)
----------                                                                      ------------
            CONVERTIBLE BONDS AND NOTES -- continued

            Telecommunications -- 2.6%
$  750,000  Anixter International, Inc. 1%, due 2013 sr. cv. notes (BB-)
            (Acquired 02/12/07 - 03/19/07; Cost $828,750) (2).................. $    884,063
 1,000,000  Equinix, Inc. 2.5%, due 2012 cv. sub. notes (NR) ..................    1,014,200
 1,000,000  Time Warner Telecom Inc. 2.375%, due 2026 cv. sr. deb. (Caa1)......    1,312,500
                                                                                ------------
                                                                                   3,210,763
                                                                                ------------
            Utilities -- 1.1%
 1,000,000  CMS Energy Corp. 2.875%, due 2024 cv. sr. notes (Ba3)..............    1,353,750
                                                                                ------------
            TOTAL CONVERTIBLE BONDS AND NOTES.................................. $ 76,398,469
                                                                                ------------

            CONVERTIBLE PREFERRED STOCKS -- 10.9%
  Shares
----------
            Aerospace and Defense -- 0.4%
    40,000  Ionatron, Inc. 6.5% Series A redeemable cv. pfd. (NR)
            (Acquired 10/27/05; Cost $1,000,000) (2)...........................      520,000
                                                                                ------------
            Banking/Savings and Loan -- 3.1%
    41,678  New York Community Bancorp, Inc. 6% BONUSES units (Baa1)...........    2,052,642
    20,000  Sovereign Capital Trust IV 4.375% PIERS (Baa2)
            (exchangeable for Sovereign Bancorp, Inc. common stock) (1)........      995,000
    15,000  Washington Mutual Capital Trust 5.375% PIERS units (BBB)
            (exchangeable for Washington Mutual, Inc. common stock)............      815,850
                                                                                ------------
                                                                                   3,863,492
                                                                                ------------
            Chemicals -- 2.7%
    80,000  Celanese Corp. 4.25% cv. perpetual pfd. (NR).......................    3,292,000
                                                                                ------------
            Energy -- 0.8%
    10,000  Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)....................      997,500
                                                                                ------------
            Insurance -- 3.2%
    75,000  Citigroup Funding Inc. variable rate exch. notes (Aa1)
            (exchangeable for Genworth Financial, Inc. common stock)...........    2,445,750
    20,000  Reinsurance Group of America, Inc. 5.75% PIERS (Baa2)..............    1,450,000
                                                                                ------------
                                                                                   3,895,750
                                                                                ------------
            Telecommunications -- 0.7%
       100  Medis Technologies Ltd 7.25% Series A cum. cv. perpetual pfd. (NR)
            (Acquired 11/10/06; Cost $1,000,000) (2)...........................      857,500
                                                                                ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS................................. $ 13,426,242
                                                                                ------------
            MANDATORY CONVERTIBLE SECURITIES -- 20.7% (3)

            Chemicals -- 1.4%
    40,000  Huntsman Corp. 5% mandatory cv. pfd., due 02/16/08 (NR)............    1,695,200
                                                                                ------------
            Consumer Goods -- 1.2%
     1,500  The Stanley Works floating rate equity units, due 05/17/12 (A2)....    1,521,066
                                                                                ------------

--------------------------------------------------------------------------------
Portfolio of Investments March 31, 2007 (continued)
--------------------------------------------------------------------------------

                                                                                   Value
 Shares                                                                           (Note 1)
----------                                                                      ------------
            MANDATORY CONVERTIBLE SECURITIES -- continued (3)

            Energy -- 1.4%
    30,000  Bristow Group Inc. 5.5% mandatory cv. pfd., due 09/15/09 (B)....... $  1,514,100
     1,000  Chesapeake Energy Corp. 6.25% mandatory cv. pfd., due 06/15/09 (B+)      262,500
                                                                                ------------
                                                                                   1,776,600
                                                                                ------------
            Finance -- 2.5%
    30,000  Merrill Lynch & Co., Inc. 6.75% mandatorily exchangeable securities, due 10/15/07 (Aa3)(exchangeable for Nuveen Investments, Inc.
            common stock)......................................................    1,231,875
    45,500  Morgan Stanley, Inc. 5.875% mandatorily exchangeable securities, due 10/15/08 (Aa3)(exchangeable for Nuveen Investments, Inc.
            common stock)......................................................    1,894,647
                                                                                ------------
                                                                                   3,126,522
                                                                                ------------
            Financial Services -- 1.6%
    70,000  E*TRADE Financial Corp. 6.125% equity units, due 11/18/08 (Ba3)....    1,964,200
                                                                                ------------
            Foods -- 0.9%
    40,000  Lehman Brothers Holdings Inc. 6.25% PIES, due 10/15/07 (A1)
            (exchangeable for General Mills, Inc. common stock)................    1,096,800
                                                                                ------------
            Insurance -- 5.2%
     7,000  Alleghany Corp. 5.75% mandatory cv. pfd., due 06/15/09 (BBB-)......    2,460,500
    80,000  MetLife, Inc. 6.375% common equity units, due 08/15/08 (BBB+)......    2,560,000
    52,500  XL Capital, Ltd. 7% equity security units, due 02/15/09 (A3).......    1,363,950
                                                                                ------------
                                                                                   6,384,450
                                                                                ------------
            Mining -- 1.1%
    12,500  Freeport-McMoRan Copper & Gold Inc. 6.75% mandatory cv. pfd.,
            due 05/01/10 (B)...................................................    1,333,500
                                                                                ------------
            Pharmaceuticals -- 1.0%
    20,000  Schering-Plough Corp. 6% mand. cv. pfd., due 09/14/07 (Baa3).......    1,177,000
                                                                                ------------
            Semiconductors -- 2.9%
    98,850  The Goldman Sachs Group, Inc. 14.75% mandatory exchangeable notes, due 06/22/07 (NR)(exchangeable for Advanced Micro Devices, Inc.
            common stock) (Acquired 06/14/06; Cost $2,500,411) (2).............    1,368,677
    76,080  IXIS Financial Products Inc. 8.9% mandatory trigger exchangeable notes, due 08/28/07(NR)(exchangeable for NVIDIA Corp. common stock)
            (Acquired 02/23/07; Cost $2,499,989) (2)...........................    2,264,559
                                                                                ------------
                                                                                   3,633,236
                                                                                ------------
            Telecommunications -- 1.5%
    24,000  Credit Suisse First Boston (USA), Inc. 5.5% SAILS,
            due 11/15/08 (Aa3) (exchangeable for Equinix, Inc. common stock)...    1,824,000
                                                                                ------------
            TOTAL MANDATORY CONVERTIBLE SECURITIES (3)......................... $ 25,532,574
                                                                                ------------

Page 8

--------------------------------------------------------------------------------
Portfolio of Investments March 31, 2007 (continued)
--------------------------------------------------------------------------------

Principal                                                                          Value
 Amount                                                                           (Note 1)
----------                                                                      ------------
            COMMON STOCKS -- 4.2%

            Aerospace and Defense  -- 0.2%
    43,500  Ionatron, Inc. common stock with warrants attached
            (Acquired 08/08/06; Cost $250,125) (2,4)........................... $    202,710
                                                                                ------------
            Banking/Savings and Loan -- 0.9%
     6,546  National Australia Bank Ltd. ADR...................................    1,066,016
                                                                                ------------
            Multi-Industry -- 1.9%
   150,000  LSB Industries, Inc. (4)...........................................    2,332,500
                                                                                ------------
            Pharmaceuticals -- 1.3%
    26,300  Johnson & Johnson..................................................    1,584,838
                                                                                ------------
            TOTAL COMMON STOCKS................................................ $  5,186,064
                                                                                ------------
            Total Convertible Bonds and Notes -- 62.0%.........................   76,398,469
            Total Convertible Preferred Stocks -- 10.9%........................   13,426,242
            Total Mandatory Convertible Securities -- 20.7%....................   25,532,574
            Total Common Stocks -- 4.2%........................................    5,186,064
                                                                                ------------
            Total Investments -- 97.8%.........................................  120,543,349

            Other assets and liabilities, net -- 2.2%..........................    2,644,114
                                                                                ------------
            Total Net Assets -- 100.0%......................................... $123,187,463
                                                                                ============


(1) Contingent payment debt instrument which accrues contingent interest. See Note 1(f).
(2) Security not registered under the Securities Act of 1933, as amended (i.e., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at March 31, 2007 was $18,150,447 which represented 14.7% of the Fund's net assets.
(3) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(4)     Non-income producing security.


Investment Abbreviations:

ADR      American Depositary Receipts.
BONUSES  Bifurcated Option Note Unit Securities.
PIES     Premium Income Exchangeable Securities.
PIERS    Preferred Income Equity Redeemable Securities.
SAILS    Shared Appreciation Income Linked Securities.
SPuRS    Shared Preference Redeemable Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)
--------------------------------------------------------------------------------

                                                                 March 31, 2007
                                                                 --------------
Assets:
  Investments at value (cost $113,811,096) (Note 1) . . . . . .. $ 120,543,349
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       917,814
  Receivable for securities sold . . . . . . . . . . . . . . . .     2,002,815
  Dividends and interest receivable . . . . . . . . . . . . . ..       542,620
  Other assets . . . . . . . . . . . . . . . . . . . . . . . . .        26,655
                                                                 -------------
    Total assets . . . . . . . . . . . . . . . . . . . . . . . .   124,033,253
                                                                 -------------

Liabilities:
  Payable for securities purchased . . . . . . . . . . . . . . .       759,479
  Accrued management fee (Note 2) . . . . . . . . . . . . . . ..        76,443
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . .         9,868
                                                                 -------------
  Total Liabilities . . . . . . . . . . . . . . . . . . . . . ..       845,790
                                                                 -------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 123,187,463
                                                                 =============
Net assets consist of:
  Undistributed net investment income . . . . . . . . . . . . .. $     661,549
  Undistributed net realized gain from
    investment transactions . . . . . . . . . . . . . . . . . ..     3,666,569
  Unrealized appreciation on investments . . . . . . . . . . . .     6,732,253
  Capital shares (Note 3) . . . . . . . . . . . . . . . . . . ..       126,591
  Additional paid-in capital . . . . . . . . . . . . . . . . . .   112,000,501
                                                                 -------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 123,187,463
                                                                 =============
Net asset value per share ($123,187,463 /
  12,659,098 outstanding shares) . . . . . . . . . . . . . . . . $        9.73
                                                                 =============

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2007

Investment Income (Note 1):
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . $   1,769,884
  Dividends . . . . . . . . . . . . . . . . . . . . . . . . . ..     1,132,629
                                                                 -------------
    Total Income . . . . . . . . . . . . . . . . . . . . . . . .     2,902,513
                                                                 -------------
Expenses (Note 2):
  Management fee . . . . . . . . . . . . . . . . . . . . . . . .       428,317
  Custodian . . . . . . . . . . . . . . . . . . . . . . . . . ..         9,575
  Transfer agent . . . . . . . . . . . . . . . . . . . . . . . .        12,789
  Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . .        18,638
  Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . .        36,984
  Trustees'fees . . . . . . . . . . . . . . . . . . . . . . . ..        61,500
  Reports to shareholders . . . . . . . . . . . . . . . . . . ..        34,557
  Administrative services fees . . . . . . . . . . . . . . . . .        21,798
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . ..        49,320
                                                                 -------------
Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . .       673,478
                                                                 -------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . ..     2,229,035
                                                                 -------------
Realized and Unrealized Gain on Investments:

  Net realized gain from investment transactions . . . . . . . .     3,244,810
  Net unrealized appreciation of investments . . . . . . . . . .     2,478,931
                                                                 -------------
    Net gain on investments . . . . . . . . . . . . . . . . . ..     5,723,741
                                                                 -------------
Net Increase in Net Assets Resulting from Operations . . . . . . $   7,952,776
                                                                 =============

                 See accompanying notes to financial statements

---------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------

                                                               Six Months Ended      Year Ended
                                                              March 31, 2007(a)  September 30, 2006
                                                              -----------------  ------------------
Change in net assets from operations:
  Net investment income . . . . . . . . . . . . . . . . . . . .. $  2,229,035   $  4,128,672
  Net realized gain from investment transactions . . . . . . . .    3,244,810      6,420,502
  Net change in appreciation of investments  . . . . . . . . . .    2,478,931     (2,794,837)
                                                                 ------------   ------------
    Net increase in net assets resulting from operations  . . ..    7,952,776      7,754,337
                                                                 ------------   ------------
Distributions to shareholders from:
  Net investment income . . . . . . . . . . . . . . . . . . . ..   (2,628,509)    (3,815,429)
  Net realized gain on investments . . . . . . . . . . . . . . .   (3,293,707)            --
                                                                 ------------   ------------
    Total distributions . . . . . . . . . . . . . . . . . . . ..   (5,922,216)    (3,815,429)
                                                                 ------------   ------------
Capital share transactions (Note 3)  . . . . . . . . . . . . . .    1,893,024        501,102
                                                                 ------------   ------------
Change in net assets . . . . . . . . . . . . . . . . . . . . . .    3,923,584      4,440,010

Net assets at beginning of period . . . . . . . . . . . . . . ..  119,263,879    114,823,869
                                                                 ------------   ------------
Net assets at end of period  . . . . . . . . . . . . . . . . . . $123,187,463   $119,263,879
                                                                 ============   ============
  Undistributed net investment income at end of period  . . . .. $    661,549   $  1,061,023
                                                                 ============   ============

___________________
(a) Unaudited.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization -- Ellsworth Fund Ltd. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(b) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification -- Under the Fund's organizational documents, each trustee, officer or other agent of the Fund (including the Fund's investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes -- The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary. At September 30, 2006, the Fund utilized capital loss carryforward of $3,010,788 available to the extent allowed by tax law to offset net capital gains.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

(e) Security Valuation -- Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Listed securities for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by an independent pricing service. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 3 cents per share for the six months ended March 31, 2007. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2007 there were unrealized losses of approximately $16,000 on contingent payment debt instruments.

(g) Change in Method of Accounting -- Effective October 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to October 1, 2004, the Fund amortized discounts only on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights and statement of changes in net assets presented herein have been restated to reflect the new method retroactive to October 1, 2001. The effect of this accounting change is included in the financial highlights for the years ended September 30, 2002, 2003 and 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $79,579 increase in the cost of securities held and a corresponding $79,579 reduction in the net unrealized gains based on the securities held on October 1, 2001. These changes had no effect on previously reported total net assets or total returns.

(h) Distributions to Shareholders -- Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2006 and 2005 were $3,815,429 and $3,641,418, respectively, both from ordinary income.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At March 31, 2007 unrealized appreciation (depreciation) of investment securities on a tax basis were as follows:

Unrealized appreciation                         $ 11,035,990
Unrealized depreciation                           (4,346,448)
                                                ------------
Net unrealized appreciation                        6,689,542

Cost for federal income tax purposes            $113,853,807

(i) Market Risk -- It is the Fund's policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $25,532,574 at March 31, 2007, representing 20.7% of net assets.

(j) New Accounting Pronouncements -- In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Davis-Dinsmore Management Company ("Davis-Dinsmore"). Pursuant to the investment advisory agreement, Davis-Dinsmore provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Davis-Dinsmore on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month

The Fund, pursuant to an administrative services agreement with Davis-Dinsmore, has agreed to pay Davis-Dinsmore for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Davis-Dinsmore on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund's net asset value in such month. Certain officers and trustees of the Fund are officers and directors of Davis-Dinsmore.

NOTE 3 - PORTFOLIO ACTIVITY

At March 31, 2007 there were 12,659,098 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2007, 230,015 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $1,893,024.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $52,002,543 and $50,142,977, respectively, for the six months ended March 31, 2007.

A distribution of $0.08 per share from net investment income was declared on April 16, 2007, payable May 30, 2007 to shareholders of record at the close of business May 16, 2007.


---------------------------------------------------------------------------------------------------
Financial Highlights Selected data for a share of beneficial interest outstanding:
---------------------------------------------------------------------------------------------------

                                Six Months
                                  Ended                        Year Ended September 30,
                                 March 31, --------------------------------------------------------
                                  2007(a)     2006       2005      2004       2003        2002
                                ------------------------------------------------------------------
Operating Performance:
Net asset value,
  beginning of period.......... $   9.60   $   9.29   $   8.71   $   8.58    $  7.81    $  8.67
                                ------------------------------------------------------------------
Net investment income..........     0.17       0.33       0.29       0.30 (b)   0.32(b)    0.34(b)
  Adjustment for change in
  amortization policy..........       --         --         --      (0.02)     (0.01)        --
                                ------------------------------------------------------------------
    Net investment income,
      as adjusted..............     0.17       0.33       0.29       0.28       0.31       0.34
                                ------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                      0.44       0.29       0.59       0.35(b)    0.75(b)   (0.76)(b)
  Adjustment for change in
  amortization policy..........       --         --         --       0.02       0.01         --
                                ------------------------------------------------------------------
    Net realized and unrealized
    gain (loss), as adjusted...     0.44       0.29       0.59       0.37       0.76      (0.76)
                                ------------------------------------------------------------------
  Total from investment
     operations................     0.61       0.62       0.88       0.65       1.07      (0.42)
                                ------------------------------------------------------------------
Less Distributions:
Dividends from net
  investment income............    (0.21)     (0.31)     (0.30)     (0.32)     (0.30)     (0.44)
Distributions from
  realized gains...............    (0.27)        --         --         --         --         --
                                ------------------------------------------------------------------
  Total distributions..........    (0.48)     (0.31)     (0.30)     (0.32)     (0.30)     (0.44)
                                ------------------------------------------------------------------
Capital Share Transactions:
Effect of rights offering......       --         --         --      (0.20)        --         --
Capital share repurchases......       --         --         --         --         --         --
                                ------------------------------------------------------------------
  Total capital share
    transactions...............       --         --         --      (0.20)        --         --
                                ------------------------------------------------------------------
Net asset value, end of period  $   9.73   $   9.60   $   9.29   $   8.71    $  8.58    $  7.81
                                ==================================================================
Market value, end of period.... $   8.58   $   8.20   $   7.84   $   7.95    $  8.05    $  7.55

Total Net Asset Value
  Return (%)(c)................      6.4        6.8       10.3        5.2       14.0       (5.2)
Total Investment Return (%)(d)      10.7        8.8        2.5        2.8       10.8       (4.5)

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)............... $123,187   $119,264   $114,824   $107,107    $89,801    $81,125
Ratio of expenses to
  average net assets (%).......      1.1        1.2        1.2        1.2        1.2        1.2
Ratio of net investment
  income to average net
  assets (%)...................      3.7        3.6        3.4(e)     3.2(e)     3.8(e)     4.0
Portfolio turnover rate (%)....       43         60         82         70         86         89

___________________

(a) Unaudited.
(b) As previously reported. See Note 1(g).
(c) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(d) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(e) Ratios for 2004, 2003 and 2002 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004, 2003 and 2002 were 3.4%, 3.9% and 3.9%, respectively.


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT
--------------------------------------------------------------------------------
The independent trustees of Ellsworth renewed the advisory contract with Davis-Dinsmore Management Company in November 2006. The following are the material factors and conclusions that formed the basis for that approval.
--------------------------------------------------------------------------------
The nature and extent of the advisory services provided by Davis-Dinsmore --
The Board (the "Board") of the Fund and the independent trustees reviewed the services to be provided by Davis-Dinsmore under the Advisory Agreement. The Board noted that under the Advisory Agreement, Davis-Dinsmore would supervise all aspects of the Fund's operations including the investment and reinvestment of cash, securities or other properties comprising the Fund's assets. In this regard, the Board noted that under the Advisory Agreement it is Davis-Dinsmore's responsibility to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities shall be represented in the Fund's investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; and (e) take, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above.

Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Davis-Dinsmore under the Advisory Agreement was appropriate and that Davis-Dinsmore currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Davis-Dinsmore -- In reviewing the qualifications of Davis-Dinsmore to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Davis-Dinsmore's investment personnel who will provide investment advisory services to the Fund, and considered Davis-Dinsmore's (i) portfolio and product review process, particularly its adherence to the Fund's investment mandate,
(ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and field trips to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing quality services while keeping the Fund's fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Davis-Dinsmore at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services to be provided by Davis-Dinsmore was appropriate and that Davis-Dinsmore currently is providing satisfactory services to the Fund in accordance with the terms of the Advisory Agreement.

The performance of the Fund relative to comparable funds -- Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2006 against the performance of other closed-end funds categorized to be in the Fund's peer group by Lipper, Inc. Both the Board and the independent trustees noted that the Fund's performance for the one, three and five year periods was below the average performance of all closed-end funds in the peer group, but was above the average performance of such funds for the ten year period. In evaluating the Fund's performance against other funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund's competitors engage in leverage, which has increased their returns, but that the Fund does not engage in leverage. In addition, the Board and the independent trustees recognized that many of the Fund's competitors have

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT (continued)
--------------------------------------------------------------------------------

a higher percentage of their assets invested in securities with lower credit quality than does the Fund, and that such securities have performed better than higher quality securities in recent years. The Board and the independent trustees also noted that the portfolio manager's investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board and the independent trustees recognized that only three of the funds in the Fund's peer group followed a similar investment approach. Because of the differences in how funds in the Fund's peer group are managed, the Board and the independent trustees concluded that they should consider the performance of the Fund against appropriate indices as a more relevant factor in assessing the performance of the Fund.

The performance of the Fund relative to indices -- Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2006 against the performance of the Merrill Lynch All Convertibles Index and Merrill Lynch Investment Grade Convertibles Index. Both the Board and the independent trustees noted that, for the one, three, five and ten year periods, the Fund's performance was below the Merrill Lynch All Convertibles Index. The Board and the independent trustees also considered the fact that currently a majority of the securities held by the Fund have an investment grade rating or are of comparable quality to securities with investment grade ratings, and noted that, for the one, three, five and ten year periods, the Fund's performance was above the Merrill Lynch Investment Grade Convertibles Index.

Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to continue the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund's investment objective or policies, or the portfolio management team.

Meetings with the Fund's portfolio manager and investment personnel -- Both the Board and the independent trustees noted that they meet regularly with the Fund's portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

Overall performance of Davis-Dinsmore -- After considering the overall performance of Davis-Dinsmore in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Davis-Dinsmore with comparable investment strategies -- Both the Board and the independent trustees noted that the Fund and Bancroft Fund Ltd. (the "Funds") are the only clients of Davis-Dinsmore, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Fees relative to those of comparable funds with other advisors -- After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund's peer group both the Board and the independent trustees determined that the Fund's advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Fund was fair and reasonable.

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT (continued)
--------------------------------------------------------------------------------

Expense limitations and fee waivers -- Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Davis-Dinsmore is very diligent in its efforts to keep expenses of the Fund as low as possible. Both the Board and the independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund were fair and reasonable.

Breakpoints and economies of scale -- Both the Board and the independent trustees reviewed the structure of the Fund's advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund's assets reach $100 million. Both the Board and the independent trustees noted that breakpoints had become effective for the Fund as a result of the Fund's rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent trustees concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Davis-Dinsmore -- Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Davis-Dinsmore. In particular, the Board reviewed Davis-Dinsmore's financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Davis-Dinsmore's costs in providing services to the Funds. The Board noted that Davis-Dinsmore's sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Davis-Dinsmore's operations remain profitable and that increasing the success of the Funds will positively impact Davis-Dinsmore's profitability.

Based on the review of the profitability of Davis-Dinsmore and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Davis-Dinsmore under the Advisory Agreement was not excessive.

Benefits of soft dollars to Davis-Dinsmore -- Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Davis-Dinsmore does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Davis-Dinsmore in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Davis-Dinsmore that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Davis-Dinsmore's financial soundness in light of the Fund's needs -- Both the Board and the independent trustees considered whether Davis-Dinsmore is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that Davis-Dinsmore has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Historical relationship between the Fund and Davis-Dinsmore -- In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Davis-Dinsmore and the Fund, as well as the independent trustees' knowledge of Davis-Dinsmore's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Davis-Dinsmore, such as administrative services, and the fees received by Davis-Dinsmore for

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT (continued)
--------------------------------------------------------------------------------

performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Davis-Dinsmore to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Davis-Dinsmore was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Davis-Dinsmore currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends -- Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Davis-Dinsmore, and the efforts historically and currently undertaken by Davis-Dinsmore to engage in best practices. Both the Board and the independent trustees noted Davis-Dinsmore's historical adherence to compliance procedures, as well as the Fund's investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

--------------------------------------------------------------------------------
After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Davis-Dinsmore under the Advisory Agreement is fair and reasonable. As a result, the Board continued the Advisory Agreement.

--------------------------------------------------------------------------------
MISCELLANEOUS NOTES
--------------------------------------------------------------------------------

Results of the 2006 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on January 12, 2007. The results of the shareholder vote were:

1.      All persons nominated were elected.

        Terms expiring in 2010        Shares voted for           Shares withheld
        ----------------------        ----------------           ---------------
        Gordon F. Ahalt                  11,167,244                   357,281
        Elizabeth C. Bogan Ph.D.         11,203,491                   321,034
        Nicolas W. Platt                 11,191,168                   333,357

2. The Audit Committee's appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 11,435,725 shares voted for, 31,885 shares voted against and 56,915 shares abstained.

--------------------------------------------------------------------------------
Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
--------------------------------------------------------------------------------

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund's public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund's public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

--------------------------------------------------------------------------------
MISCELLANEOUS NOTES (continued)
--------------------------------------------------------------------------------

Disclosure of Portfolio Holdings to Broker-Dealers
From time to time, brokers with whom the Fund's Adviser, Davis-Dinsmore Management Company, has a pre-existing relationship, may request that Davis-Dinsmore disclose Fund portfolio holdings to such broker in advance of the public disclosure of such portfolio holdings. Davis-Dinsmore may make such disclosure under the following conditions: (i) the specific purpose of the disclosure is to assist Davis-Dinsmore in identifying potential investment opportunities for the Fund; (ii) prior to the receipt of nonpublic portfolio holdings, the broker, by means of e-mail or other written communication, shall agree to keep the nonpublic portfolio holdings confidential and not to use the information for the broker's own benefit, except in connection with the above described purpose for which it was disclosed; (iii) Davis-Dinsmore shall keep written records of its agreement with each broker to which it distributes nonpublic portfolio holdings; and (iv) Davis-Dinsmore will secure a new agreement with a broker any time the broker directs the nonpublic portfolio holdings to be sent to a new recipient.

--------------------------------------------------------------------------------

The Fund is a member of the Closed-End Fund Association (www.cefa.com). The association is solely responsible for the content of its website.

--------------------------------------------------------------------------------

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees                        Internet

GORDON F. AHALT                          www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.                email: info@ellsworthfund.com
THOMAS H. DINSMORE, C.F.A.
DANIEL D. HARDING                        Investment Adviser
DUNCAN O. MCKEE                          Davis-Dinsmore Management Company
ROBERT J. MCMULLAN                       65 Madison Avenue, Suite 550
JANE D. O'KEEFFE                         Morristown, NJ 07960-7308
NICOLAS W. PLATT                         (973) 631-1177

Officers                                 Shareholder Services and Transfer Agent
                                         American Stock Transfer & Trust Company
THOMAS H. DINSMORE, C.F.A.               59 Maiden Lane
Chairman of the Board                    New York, NY 10038
 and Chief Executive Officer             (800) 937-5449
                                         www.amstock.com
JANE D. O'KEEFFE
President                                Beneficial Share Listing
                                         American Stock Exchange Symbol: ECF
GARY I. LEVINE
Executive Vice President,                Legal Counsel
  Chief Financial Officer and            Ballard Spahr Andrews & Ingersoll LLP
  Secretary
                                         Independent Accountants
H. TUCKER LAKE, JR.                      Tait, Weller & Baker LLP
Vice President

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JOSHUA P. LAKE, C.T.P.
Treasurer and Assistant Secretary

JAMES A. DINSMORE
Assistant Vice President

JOANN VENEZIA
Assistant Vice President and
  Assistant Secretary

                              ELLSWORTH FUND LTD.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                             www.ellsworthfund.com

                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                     ECF(TM)

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of Ellsworth Fund Ltd. or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act
(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees, after the registrant last provided disclosure in response to the requirements of this item.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 23, 2007 an evaluation was performed under the supervision and with the participation of the officers of Ellsworth Fund Ltd. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of May 23, 2007, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: May 31, 2007

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: May 31, 2007

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: May 31, 2007